SUPPLEMENT DATED APRIL 7, 2000 TO PROSPECTUS DATED MAY 1, 1999

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT[R] VARIABLE ANNUITY


The following amendments are hereby made to the Discovery Select Variable Annuity Prospectus dated May 1, 1999:

Section 2: What Investment Option Can I Choose?, is hereby amended to add a third interest rate option, the DCA Fixed Interest Rate Investment Option, to the paragraph entitled, "Fixed Interest-Rate Options" as follows:

          A DCA program may be available to you. If you elect a DCA program, you can allocate all or part of your invested purchase payment to the Dollar Cost Averaging ("DCA") Fixed Interest Rate Investment Option ("DCA Option") and automatically transfer amounts on a periodic basis from the DCA Option to selected variable investment options for a given number of payments. The minimum allocation of an invested purchase payment required to establish a DCA Interest Segment is $5,000. The minimum transfer amount is $100 per payment. Assets allocated to the DCA Option are invested in our general account. You may not transfer any portion of the contract fund to the DCA Option from the other investment options. Currently, only all or part of the initial invested purchase payment may be allocated to the DCA Option. However, if in the future we determine that circumstances exist that make it practicable, we may permit subsequent purchase payments made within a given period from the Contract Date to be so allocated.

          A DCA Interest Segment is a portion of the DCA Option that is created when you allocate all of part of an invested purchase payment to the DCA Option. We credit interest to the amount in each DCA Interest Segment daily at the daily equivalent of a specific rate declared for that DCA Interest Segment until the earliest of: 1) the date the amount in the DCA Interest Segment is transferred out of the DCA Interest Segment; 2) the date the amount in the DCA Interest Segment is withdrawn; 3) the date as of which a death benefit is determined, and 4) the Annuity Date. The Interest Segment Interest Rate applicable to the initial invested purchase payment allocated to the DCA Option is shown on the Contract Data pages.

          The first periodic transfer from the DCA Option is made as of the date of the allocation of the applicable Invested Purchase Payment. Subsequent transfers are made on the periodic anniversary of the first transfer (for example, monthly

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          or quarterly). The amount of each transfer is equal and depends on the period elected for the transfers. For example, if a 6 payment transfer period is elected, the amount of each transfer would be 1/6 of the amount allocated to the DCA Option. The final transfer amount will include the interest credited during the elected period (but, see below for the effect of withdrawals). Once the initial transfer has been processed, the transfer period may not be changed; however the variable investment options to which the transfers are being made may be changed. Transfers from the DCA Option do not count toward the maximum number of free transfers permissible under the contract.

          Withdrawals from the DCA Option are permitted. We will recalculate the periodic transfer amount to reflect the reduction in the DCA Option caused by the withdrawal. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. Any interest that is not included in the recalculated transfer amount will be paid with the final transfer amount, unless there is another withdrawal. Deduction of the Contract Maintenance Charge is treated as a withdrawal for this purpose. If a withdrawal reduces the periodic transfer amount to below $100, the remaining balance in the DCA Option will be transferred to the variable investment options that you had most recently selected for the DCA program on the next scheduled transfer date. If a withdrawal request does not specify the investment options from which the withdrawal is to be made, we will take the withdrawal on a pro-rata basis from all investment options to which your contract fund is then allocated. Systematic withdrawals from the DCA Option are permitted.

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